UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2005

Borden Chemical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

I-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 2, 2005, the Compensation Committee of the Board of Directors of the Company took the actions described below with regard to the compensation of the Company’s Named Executive Officers.

(a). Authorized the payment of cash bonuses for fiscal year 2004 to its executive officers pursuant to the Borden Chemical, Inc. 2004 Management Incentive Plan, a copy of which was filed as Exhibit 10(ii) to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2004. Bonus awards were earned based upon the Company’s achievement of certain financial performance measures, as described in the Plan, and the executive’s achievement of individual performance goals.

(b). Authorized base salary adjustments effective March, 2005 for the Named Executive Officers as of December 31, 2004 as follows:

Name	Position	New Base Salary
Craig O. Morrison	– President and Chief Executive Officer	$661,500
William H. Carter	– Executive Vice President and Chief Financial Officer	$546,312
Joseph P. Bevilaqua	- Executive Vice President – Forest Products, Performance Resins & Europe	$341,250
Judy Sonnett	- Vice President-People & Organizational Development	$175,000
C. Hugh Morton	- Vice President Operations	$280,500

(c) Approved the Company’s 2005 Management Incentive Plan (the “2005 Plan”). The 2005 Plan is substantially similar to the Company’s 2004 Management Incentive Plan. Under the 2005 Plan, participants earn cash bonus compensation based upon the achievement of certain individual performance goals and the Company’s achievement of financial measures. Each participant’s target award is based on a percentage of base salary. The financial measures for the 2005 Plan for executive officers are target EBITDA of $182.9 million and target ROGI of 17.8%. The target award is weighted 70% on the Company’s achievement of financial measures and 30% on individual performance goals. Under the 2005 Plan, a minimum of 50% of the target award is paid if 90% of the financial goal is achieved and a maximum of 200% of the target award is paid if 115% of the financial goal is achieved. The financial measure and target awards described in this paragraph are applicable to our executive officers. Other participants are subject to different financial measures and target awards. Target percentages for the Named Executive Officers are: C. Morrison -100%, W. Carter-65%, J. Bevilaqua- 60%, J. Sonnett 30% and H. Morton 50%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORDEN CHEMICAL, INC.

Date: March 4, 2005

	By:	/s/ William H. Carter
Executive Vice President and
Chief Financial Officer